UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      April 3, 2009
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:                (216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On April 3, 2009, the board of directors of Developers Diversified Realty Corporation (the “Company”) approved forms of indemnification agreements (the “Indemnification Agreements”) to be entered into by the Company with each of its directors and executive officers. The Indemnification Agreements supplement existing indemnification provisions set forth in the Company’s organizational documents and replace the prior indemnification agreements that each of the Company’s directors and executive officers (each, an “Indemnitee”) had entered into with the Company.
     In general, the Indemnification Agreements provide that, subject to the procedures, limitations and exceptions set forth therein, the Company will indemnify the Indemnitee for all expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement relating to, arising out of or resulting from (i) any actual, alleged or suspected act or failure to act by Indemnitee in his or her capacity as a director, officer, employee or agent of the Company or as a director, officer, employee, member, manager, trustee or agent of any other corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, whether or not for profit, as to which Indemnitee is or was serving at the request of the Company as a director, officer, employee, member, manager, trustee or agent, (ii) any actual, alleged or suspected act or failure to act by Indemnitee in respect of any business, transaction, communication, filing, disclosure or other activity of the Company or any other entity or enterprise referred to in clause (i) above, or (iii) Indemnitee’s status as a current or former director, officer, employee or agent of the Company or as a current or former director, officer, employee, member, manager, trustee or agent of the Company or any other entity or enterprise referred to in clause (i) above or any actual, alleged or suspected act or failure to act by Indemnitee in connection with any obligation or restriction imposed upon Indemnitee by reason of such status. Additionally, the Indemnitee will have the right to advancement by the Company of expenses as they are actually paid or incurred or are reasonably likely to be paid or incurred in connection with defending a claim prior to the final disposition of a claim. Under the terms of the Indemnification Agreements, an Indemnitee will be entitled to indemnification if the Indemnitee is either successful on the merits or otherwise in defense of any claim or if the Indemnitee has met the applicable standard of conduct under Ohio law that is a legally required condition precedent to indemnification.
     The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Forms of Indemnification Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Form of Indemnification Agreement for directors of the Company

10.2	Form of Indemnification Agreement for executive officers of the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:	/s/ Joan U. Allgood

Joan U. Allgood
Executive Vice President — Corporate Transactions and Governance
Date: April 7, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement for directors of the Company

10.2	Form of Indemnification Agreement for executive officers of the Company